Exhibit 10.1
Execution Version
SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of July 9, 2020 and is entered into by and among, on the one hand, the lenders identified on the signature pages hereof (the “Lenders”) which Lenders constitutes the Required Lenders under the Credit Agreement, Cortland Capital Market Services LLC, as the administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Administrative Agent”) and as the collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, “Collateral Agent” and, together with the Administrative Agent, the “Agents”), and, on the other hand, Hunt Companies Finance Trust, Inc. a Maryland corporation (“Borrower”), and is made with reference to that certain Credit and Guaranty Agreement, dated January 15, 2019 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of February 13, 2019, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Guarantors, the lenders and the other persons party thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment (the “Amended Agreement”).
RECITALS
WHEREAS, pursuant to Section 11.2 of the Credit Agreement, the Borrower, the Administrative Agent and the Lenders party hereto, which constitute the Required Lenders, wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO CREDIT AGREEMENT
A.The following definitions are hereby added to Section 1.1 of the Credit Agreement in their appropriate place in alphabetical order:
“COVID Change” has the meaning set forth in the definition of “Material Modification.”
“COVID Relief” has the meaning set forth in the definition of “VAE.”
“COVID Valuation Period” has the meaning set forth in the definition of “Assigned Value.”
“Second Amendment Effective Date” shall mean July 9, 2020.”
B.The definition of “Assigned Value” is hereby amended by adding the following paragraph to the end of such definition:

“Anything to the contrary contained in this Agreement notwithstanding, if after the occurrence of a VAE, the Borrower is unable to obtain a valuation for a Borrowing Base Eligible Asset as a result of the COVID-19 pandemic, the Assigned Value of such Borrowing Base Eligible Asset shall be the Assigned Value that is applicable from and after the occurrence of the VAE until the date that is thirty (30) days following the occurrence of such VAE pursuant to the terms hereof (such period, the “COVID Valuation Period”) and such Assigned Value shall apply until the earlier of (i) the earlier of (x) the receipt of a valuation or (y) the resolution of the VAE or (ii) sixty (60) days following the VAE, unless the Required Lenders consent to further extensions of the COVID Valuation Period; provided that the Borrower shall use commercially reasonable efforts to obtain a valuation as soon as practicable in light of the circumstances at such time and will provide the Agent with such information as the Agent may reasonably request from time to time in connection with verifying the same; provided, further that the unpaid principal balance of Borrowing Base Eligible Assets that the Borrower subjects to this paragraph and subjects to the proviso at the end of the definition of “Borrowing Base Eligible Asset” at any time shall not exceed 25% of the unpaid principal balance of all Borrowing Base Eligible Assets at such time .”

C.The definition of “Borrowing Base Eligible Asset” is hereby amended by (i) deleting the “.” at the end of such definition and (ii) adding the following provision at the end thereof:

“; provided that any Borrowing Base Eligible Asset shall not cease to satisfy the Borrowing Base Eligibility Criteria if the amended definitions of “Material Modification” and “VAE” as of the Second Amendment Effective Date apply to such Borrowing Base Eligible Asset; provided, further that the unpaid principal balance of Borrowing Base Eligible Assets that the Borrower subjects to this proviso and subjects to the paragraph at the end of the definition of “Assigned Value” at any time shall not exceed 25% of the unpaid principal balance of all Borrowing Base Assets at such time.”

D.The definition of “Change of Manager Event” is hereby amended and restated in its entirety as follows:

““Change of Manager Event” means OREC Investment Management, LLC or any of its Affiliates ceases to be the manager of the Borrower in accordance with the terms of that certain Asset Management Agreement dated January 6, 2020 (as amended from time to time, the “Asset Management Agreement”), and a replacement for such manager, which replacement shall be approved by the Required Lenders, has not occurred within ninety (90) days.”

E.The definition of “Material Modification” is hereby amended by adding the following paragraph to the end of such definition:

“; provided that any amendment, waiver, supplement, forbearance or other modification with respect to any Borrowing Base Eligible Asset that directly or indirectly arises out of or is attributable to the COVID-19 pandemic (any such amendment, waiver, supplement, forbearance or other modification, a “COVID Change”) shall notwithstanding anything to the contrary not be deemed to be a “Material Modification” for ninety (90) days following the COVID Change, unless the Required Lenders consent to further extensions, so long as the material terms of the Borrowing Base Eligible Asset at the end of such ninety (90) day period are not materially changed from the material terms applicable to the Borrowing Base Eligible Asset prior to the COVID Change

F.The definition of “VAE” is hereby amended by adding the following paragraph to the end of such definition:

“; provided that any default with respect to any Borrowing Base Eligible Asset that directly or indirectly arises out of or is attributable to the COVID-19 pandemic and for which (i) a forbearance, waiver, amendment or any other modification that results in either abating or postponing the exercise of remedies or otherwise waiving or curing the underlying default has been provided (any such postponement, waiver, forbearance, amendment or other modification, “COVID Relief”) shall not result in a “VAE” for a period of ninety (90) days following such default unless the Required Lenders consent to further extensions or (ii) no COVID Relief has been provided shall not result in a “VAE” for a period of sixty (60) days following such default unless the Required Lenders consent to further extensions; provided that if any COVID Relief is provided, then such Borrowing Base Eligible Asset shall be governed by clause (i) above.”

G.To the extent not already covered under this Section 1, all references to “Hunt Investment Management, LLC” are hereby amended by changing such name to “OREC Investment Management, LLC”.
SECTION II. CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A.Executed Counterparts. The Agents shall have received this Amendment, duly executed and delivered by each party thereto;

B.Fees and Expenses. The Borrower shall have paid all fees incurred in connection with the transactions evidenced by this Amendment on the Second Amendment Effective Date and all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment for which the Borrower received an invoice at least one (1) Business Day prior to the First Amendment Effective Date;

C.Representations and Warranties. The representations and warranties of the Borrower contained in this Amendment and the other Loan Documents shall be true and correct on the Second Amendment Effective Date in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) on and as of the Second Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties solely relate to an earlier date); and

D.No Event of Default or Default. No Event of Default or Default shall have occurred and be continuing on the Second Amendment Effective Date, nor shall either result from the effectiveness of this Amendment on the Second Amendment Effective Date or the consummation of the other transactions contemplated by this Amendment.

SECTION III. REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that all of the representations and warranties of the Borrowers set forth in each of the Amended Agreement and the other Loan Documents are true and correct in all material respects (or in all respects to the extent such representation or warranty is limited by materiality except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) as of the Second Amendment Effective Date (except to the extent that such representations and warranties solely relate to an earlier date).
SECTION IV. MISCELLANEOUS
        A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)This Amendment shall constitute a Loan Document for purposes of each of the Credit Agreement, this Amendment and the other Loan Documents and on and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

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(ii)Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, the Lenders or any other secured party under the Credit Agreement or any of the other Loan Documents.
B. Reaffirmation.
(i)The Borrower hereby (a) agrees that, notwithstanding the occurrence of the Second Amendment Effective Date, each of the guarantees, the Security Agreement and each of the Negative Pledge Agreement, the Borrower DACA continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Agreement and the other Loan Documents.
(ii)The Guarantors hereby (a) agree that, notwithstanding the occurrence of the Second Amendment Effective Date, each of the guarantees, the Security Agreement and each of the Negative Pledge Agreement, the Mezz DACAs continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Agreement and the other Loan Documents.

C.Headings. Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.
D.GOVERNING LAW. EXCEPT AS SPECIFICALLY SET FORTH IN ANY OTHER LOAN DOCUMENT: (A) THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK; AND (B) THE VALIDITY OF THIS AMENDMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
E.JURISDICTION AND VENUE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ALL ACTIONS, SUITS, OR PROCEEDINGS ARISING BETWEEN ANY MEMBER OF THE LENDER GROUP OR THE BORROWER AND ITS SUBSIDIARIES IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED HOWEVER THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT AT ANY AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE ANY AGENT ELECTS TO BRING SUCH ACTION TO THE EXTENT SUCH COURTS HAVE IN PERSONAM JURISDICTION OVER THE RELEVANT OBLIGOR OR IN REM JURISDICTION OVER SUCH COLLATERAL OR OTHER PROPERTY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PERSON FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT. TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST BORROWER OR ANY MEMBER OF THE LENDER GROUP MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED ON EXHIBIT 11.3 OF THE INDENTURE.
F.WAIVER OF TRIAL BY JURY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.
G.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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H.Counterparts; Electronic Execution.
(i)This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile transmission or electronic image scan transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.
(ii)The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Remainder of Page Intentionally Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HUNT COMPANIES FINANCE TRUST, INC.,
a Maryland corporation, as Borrower

By: /s/ James A. Briggs

Title: Chief Financial Officer
FIVE OAKS ACQUISITION CORP.,
a Delaware corporation, as Guarantor

By: /s/ James A. Briggs

Title: Chief Financial Officer

HUNT CMT EQUITY, LLC,
a Delaware limited liability company, as Guarantor

By: /s/ James A. Briggs

Title: Chief Financial Officer

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CORTLAND CAPITAL MARKET SERVICES LLC,
as Administrative Agent and Collateral Agent,

By: /s/ Matthew Trybula

Title: Associate Counsel

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LENDERS:
JPMORGAN GLOBAL BOND OPPORTUNITIES FUND
By: J.P. Morgan Investment Management Inc., its Investment Advisor

By: /s/ Kent R. Weber

Title: Managing Director
JPMORGAN INCOME FUND
By: J.P. Morgan Investment Management Inc., its Investment Advisor

By: /s/ Kent R. Weber

Title: Managing Director
JPMORGAN CORE PLUS BOND FUND
By: J.P. Morgan Investment Management Inc., its Investment Advisor

By: J.P. Morgan Investment Management Inc., its Investment Advisor

By: /s/ Kent R. Weber

Title: Managing Director
COMMINGLED PENSION TRUST FUND (CORE PLUS BOND) OF JPMORGAN CHASE BANK, N.A.
By: J.P. Morgan Investment Management Inc., its Investment Advisor

By: /s/ Kent R. Weber

Title: Managing Director

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